                                                                    EXHIBIT 10.1

------------------------------------------------------------------------------------------------------------------------------------
                    ORDER FOR SUPPLIES OR SERVICES                                                                      PAGE 1 OF 10
------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT/PURCH.ORDER/        2. DELIVERY ORDER/ CALL NO.   3. DATE OF ORDER/CALL   4. REQ./ PURCH. REQUEST NO.  5. PRIORITY
   AGREEMENT NO.
DAAD17-01-D-0006                0002                             2002May21             W71B7J-2133-H241
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                CODE W71B7J                    7. ADMINISTERED BY              CODE S0513A

US ARMY ROBERT MORRIS ACQUISITION CENTER                   DCM - SANTA ANA
RMAC - ADELPHI                                             34 CIVIC CENTER PLAZA                                   8. DELIVERY FOB
2800 POWDER MILL ROAD                                      P.O. BOX C-12700
AMSSB-ACA                                                  SANTA ANA CA  92712-2700                                [X] DEST
ADELPHI MD  20783-1197                                                                                             [ ] OTHER
                                                                                                                   (See Schedule
                                                                                                                    if other)
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTOR               CODE 54266                      FACILITY     10. DELIVER TO FOB POINT BY (Date)  11. MARK IF BUSINESS IS
                                                                                     SEE SCHEDULE                  [X] SMALL
IRVINE SENSORS CORPORATION                                               ----------------------------------------  [ ] SMALL
DARYL SMETANA                                                            12. DISCOUNT TERMS                            DISADVANTAGED
3001 RED HILL AVENUE BLDG 4                                              NET 30 DAYS                               [ ] WOMEN-OWNED
COSTA MESA CA  92626                                                     -----------------------------------------------------------
                                                                         13. MAIL INVOICES TO THE ADDRESS IN BLOCK

                                                                         See Item 15
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO                 CODE W71B7J                    15. PAYMENT WILL BE MADE BY    CODE HQ0339

US ARMY RESEARCH LABORATORY                                DFAS - COLUMBUS CENTER                                      MARK ALL
VINCENT MARINELLI / AMSRL-SE-SS                            DFAS-CO/WEST ENTITLEMENT OPERATIONS                       PACKAGES AND
2800 POWDER MILL ROAD                                      P.O. BOX 182381                                           PAPERS WITH
ADELPHI MD  20783-1197                                     COLUMBUS OH  43218-2381                                  IDENTIFICATION
                                                                                                                      NUMBERS IN
                                                                                                                    BLOCKS 1 AND 2.

------------------------------------------------------------------------------------------------------------------------------------
16.    DELIVERY/  [X]       This delivery order/call is issued on another Govt. agency or in accordance with and subject to
TYPE   CALL                 terms and conditions of above numbered contract.
OF     -----------------------------------------------------------------------------------------------------------------------------
ORDER  PURCHASE   [ ]           Reference your quote dated                          Furnish the following on terms specified herein.
                            --------------------------------------------------------------------------------------------------------
                                ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT
                                MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH,
                                AND AGREES TO PERFORM THE SAME.

IRVINE SENSORS CORPORATION     /s/ John C. Carson              John C. Carson, President                           May 21, 2002
------------------------------------------------------------------------------------------------------------------------------------
NAME OF CONTRACTOR                  SIGNATURE                     TYPED NAME AND TITLE                              DATE SIGNED
                                                                                                                    (YYYYMMMDD)

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
------------------------------------------------------------------------------------------------------------------------------------
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

    See Schedule
------------------------------------------------------------------------------------------------------------------------------------
18. ITEM NO.                    19. SCHEDULE OF SUPPLIES/SERVICES               20. QUANTITY    21. UNIT  22. UNIT PRICE   23.AMOUNT
                                                                                    ORDERED/
                                                                                    ACCEPTED*
------------------------------------------------------------------------------------------------------------------------------------
                               SEE SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
* If quantity accepted by the Government is same as           24. UNITED STATES OF AMERICA                25. TOTAL     $ 635,560.00
quantity ordered, indicate by X.  If different, enter actual  /s/ Lee A. Hess                             --------------------------
quantity accepted below quantity ordered and encircle         BY: LEE A. HESS   CONTRACTING / ORDERING    29.
                                                                                OFFICER                   DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                            27. SHIP NO.            28. DO VOUCHER NO.  30.
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO                                                INITIALS
                                THE CONTRACT EXCEPT AS NOTED  ----------------------------------------------------------------------
                                                                  [ ] PARTIAL         32. PAID BY         33. AMOUNT VERIFIED
                                                                  [ ] FINAL                               CORRECT FOR
                                                              ------------------
--------------    -----------------------------------------   31. PAYMENT                             ------------------------------
     DATE         SIGNATURE OF AUTHORIZED GOVT. REP.              [ ]COMPLETE                             34. CHECK NUMBER
-----------------------------------------------------------       [ ]PARTIAL
36. I certify this account is correct and proper for payment.     [ ]FINAL                            ------------------------------
                                                                                                          35. BILL OF LADING NO.
--------------    -----------------------------------------
     DATE         SIGNATURE AND TITLE OF CERTIFYING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT      38. RECEIVED BY       39. DATE RECEIVED  40. TOTAL               41. S/R ACCOUNT NO. 42. S/R VOUCHER NO.
                                               (YYYYMMMDD)        CONTAINERS

------------------------------------------------------------------------------------------------------------------------------------
DD Form 1155, JAN 1998 (EG)                        PREVIOUS EDITION MAY BE USED.

                                                                DAAD17-01-D-0006
                                                                            0002
                                                                    Page 2 of 10

SECTION B Supplies or Services and Prices

ITEM NO    SUPPLIES/SERVICES   QUANTITY  UNIT     UNIT PRICE    AMOUNT
0001                                     Dollars,              $           $ TBN
                                           U.S.

           STROBE IMAGER
           CPFF - The contractor shall research and develop a Stacked Readout for low Observable Enhancement (STROBE) Imager
           PURCHASE REQUEST NUMBER W71B7J-2133-H241

                                ESTIMATED COST              $         635,560.00
                                     FIXED FEE              $               0.00
                                                            --------------------
                                                            $         635,560.00
                          TOTAL EST COST + FEE
           ACRN AA Funded Amount                            $         635,560.00

CLAUSES INCORPORATED BY FULL TEXT

52.016-4408  ANTICIPATED COST TYPE TASK ORDER (SEP 1999)

In accordance with Section H clause, H.016-4406, a Cost-Plus Fixed Fee type of definitive task order is anticipated. The amount allotted to this task order for purposes of payment of estimated costs is $635,560.00. The Limitation of Liability clause, FAR 52.216-24, is in effect for this task order until it is definitized.

                                 (End of clause)

52.032-4421  INCREMENTAL FUNDING - PERFORMANCE PERIOD (SEP 1999)

This task order is incrementally funded. The amount presently available for payment and allotted to the task order is $635,560.00. It is estimated that the allotted funds will cover all areas of contract performance for the period from award of contract through three months.

                                 (End of clause)

                                                                DAAD17-01-D-0006
                                                                            0002
                                                                    Page 3 of 10

SECTION C Descriptions and Specifications

TASK ORDER NO.: 0002
TASK ORDER TITLE: Jigsaw Phase II--Prototype System Build & Test
CONTRACT NUMBER: DAAD17-01-D-0006

1.1      BACKGROUND & OBJECTIVE
The DARPA Jigsaw program is developing a compact 3-D imaging laser radar (ladar) capable of reliably identifying combat targets partially obscured by foliage or camouflage. Under the previous task order, the contractor completed a system design trade study and a prototype system design, which was presented at the Jigsaw Phase I Critical Design Review in April 2002. Under this task order, the contractor will do the following: build a prototype ladar sensor system; develop methods of aligning, displaying and interacting with 3-D ladar data; and demonstrate the overall system during two planned field experiments. The first experiment is scheduled for December 2002 at Redstone Technical Test Center
(RTTC), Redstone, AL. A second field experiment will be conducted in March/April 2003 at RTTC or at another eastern U.S. location.

1.2      STATEMENT OF WORK

1.2.1    COST AND SCHEDULE MANAGEMENT.
Within two (2) weeks of task award, the contractor shall provide a detailed time-phased program schedule showing all major activities, milestones, delivery dates, and major test dates. The contractor shall establish the top-level system requirements and subsystem requirements allocation budget for the prototype system. The contractor shall provide a monthly report that details progress, status, and cost. In the event that both the cost and schedule variance exceed 10% of the plan, a summary report (1-2 pages) showing the reason for the variance and a recovery plan shall be included in the monthly report. The contractor shall present the program schedule status to the Government for review during weekly or biweekly program status teleconferences and the schedule updated as necessary.

1.2.2    IMPLEMENT AND INTEGRATE PROTOTYPE SYSTEM HARDWARE DESIGN
The contractor shall construct a prototype ladar sensor based on the design presented at the Jigsaw Phase I Critical Design Review. The contractor shall fabricate two (2) ladar transmitters and two (2) ladar receivers that are consistent with the design specifications presented at the Jigsaw Phase I Critical Design Review. The contractor shall integrate one (1) ladar receiver and one (1) ladar transmitter into a transceiver system. The contractor shall also fabricate the system support electronics for integrating the sensor system onto a government-furnished UH-1 helicopter equipped with a stabilized electro-optical airborne instrumentation platform (SEAIP). The contractor shall integrate and interface the helicopter, payload, rack, and SEAIP. The contractor shall develop and manage all software components necessary for data collection, data

                                                                DAAD17-01-D-0006
                                                                            0002
                                                                    Page 4 of 10

storage, and user interface. The data collection software shall control the ladar system during flight tests. Sensor performance characteristics shall, at a minimum, be consistent with Jigsaw prototype demonstration objectives as follows:

         Data Collection Area:              20 m x 20 m
         Range Resolution:                  7.5 cm
         Spatial Resolution:                7.5 cm
         Nominal Altitude:                  100 m
         Platform:                          UH-1 with SEAIP gimbal (with GPS
                                            pointing mode)
         Collections/Day:                   4
         Time to ID Target:                 <2 hours from collect
         Minimum Frames/Collect:            10

1.2.3    IMPLEMENT 3-D LADAR REGISTRATION & VISUALIZATION DESIGNS
The contractor shall develop and implement the data registration processing design and the interactive, 3-D visualization design presented at the Jigsaw Phase I Critical Design Review. The registration component shall rapidly, accurately, and autonomously align 3-D ladar data. The registration component shall incorporate coarse alignment, fine alignment, and multi-view control. The visualization component shall include the following:

        .   Mission Replay
        .   Standard 3-D scene manipulation
        .   Bearing/Range from operator to target
        .   Length, Width, Height linear mensuration
        .   Zoom to Target
        .   Visual Comparison to sample target geometrical models

        .   Elimination of background clutter (thresholding, slicing planes)
        .   Color encoding for feature extraction
        .   Voxel and point cloud representations

Implementation of these registration and visualization components shall be on a COTS PC-based workstation, which will be utilized for ground processing of the data collected during the field demonstrations.

1.2.4    FIELD DEMONSTRATIONS
The contractor shall participate in two field demonstrations. The first demonstration shall be conducted in December 2002 at the RTTC and the second demonstration shall be conducted in April 2002 at a to-be-determined CONUS location. At the field demonstrations, the contractor shall integrate its ladar sensor hardware onto a government-furnished UH-1 helicopter equipped with a SEAIP, operate the ladar data collection controls while in flight, and perform post-flight analysis of the collected data.

                                                                DAAD17-01-D-0006
                                                                            0002
                                                                    Page 5 of 10

The contractor shall identify a target within two hours of collecting the data, and also identify the criteria or features used to ID the target.

1.3      DELIVERABLES
-------------------------------------------------------------------
   DESCRIPTION
-------------------------------------------------------------------
Program Schedule
-------------------------------------------------------------------
Monthly Progress, Status,
and Cost Report
-------------------------------------------------------------------
Final Report on Captive
Flight Tests
-------------------------------------------------------------------

1.4      PERIOD OF PERFORMANCE
The period of performance is 12 months.

1.5      GOVERNMENT FURNISHED EQUIPMENT, MATERIALS, AND FACILITIES
The government shall provide the use of a stabilized electro-optical airborne instrumentation platform (SEAIP) and integration support, a UH-1 helicopter and crew, and test support including facilities and targets. The GFE will be made available to the contractor by 15 November 2002.

1.6      SECURITY CLASSIFICATION
All hardware, software, and data generated under this task order shall be unclassified.

                                                                DAAD17-01-D-0006
                                                                            0002
                                                                    Page 6 of 10

  SECTION E Inspection and Acceptance

  INSPECTION AND ACCEPTANCE TERMS

  Supplies/services will be inspected/accepted at:

CLIN       INSPECT AT        INSPECT BY     ACCEPT AT                ACCEPT BY
0001       Destination       Government     Destination              Government

                                                                DAAD17-01-D-0006
                                                                            0002
                                                                    Page 7 of 10

  SECTION F Deliveries or Performance

  DELIVERY INFORMATION

CLINS      DELIVERY DATE               UNIT OF ISSUE     QUANTITY    FOB    SHIP TO ADDRESS
0001       POP 21-MAY-02  TO           Dollars, U.S.                 Dest.  W71B7J
           20-MAY-03                                                        US ARMY RESEARCH LABORATORY
                                                                            VINCENT MARINELLI / AMSRL-SE-SS
                                                                            2800 POWDER MILL ROAD
                                                                            ADELPHI MD  20783-1197

                                                                DAAD17-01-D-0006
                                                                            0002
                                                                    Page 8 of 10

  SECTION G Contract Administration Data

  ACCOUNTING AND APPROPRIATION DATA

AA:          972040013012RPARGO2J30M200000255YANSS00W71B7J2133H2412N1FRRS18129      000000000000
AMOUNT:      $ 635,560.00

                                                                DAAD17-01-D-0006
                                                                            0002
                                                                    Page 9 of 10

SECTION H Special Contract Requirements

CLAUSES INCORPORATED BY FULL TEXT

52.045-4400  GOVERNMENT FURNISHED PROPERTY DELIVERY SCHEDULE (AUG 1999)

         The following Government property will be furnished to the Contractor in accordance with the following schedule:

        Item                           Quantity     Unit    Destination Due Date
(1)  Use of a stabilized
ectro-optical airborne
instrumentation platform (SEAIP)            1        lot     15 November 2002

(2)  Integration Support                    1        lot     15 November 2002

(3)  UH-1 helicopter and crew               1        lot     15 November 2002

(4)  test support including
 facilities and targets                     1        lot     15 November 2002

                                 (End of clause)

                                                                DAAD17-01-D-0006
                                                                            0002
                                                                   Page 10 of 10

  SECTION I Contract Clauses

  CLAUSES INCORPORATED BY REFERENCE:

52.216-24       Limitation Of Government Liability              APR 1984

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT               1.CONTRACT ID CODE                  PAGE OF PAGES
                                                                         U                              1     3
------------------------------------------------------------------------------------------------------------------------------------
2.AMENDMENT/MODIFICATION NO.                3. EFFECTIVE DATE   4.REQUISITION/PURCHASE REQ.NO.   5. PROJECT NO.(If applicable)
01                                          13-Jun-2002         W71B7J-2133-H241                 2N10RR/2N1GRR
------------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                     CODE   W71B7J                  7. ADMINISTERED BY (If other than item 6)    CODE S0513A
   US ARMY ROBERT MORRIS ACQUISITION CENTER                        DCM-SANTA ANA
   RMAC - ADELPHI                                                  34 CIVIC CENTER PLAZA
   2500 POWDER MILL ROAD                                           P.O. BOX C-12700
   AMSSB-ACA                                                       SANTA ANA CA 92712-2700
   ADELPHI MD 20783-1197

------------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip code)                    [ ] 9A. AMENDMENT OF SOLICITATION NO.
   IRVINE SENSORS CORPORATION                                                                    -----------------------------------
   DARYL SMETANA                                                                               [ ] 9B. DATED (SEE ITEM 11)
   3001 RED HILL AVENUE BLDG 4                                                                   -----------------------------------
   COSTA MESA CA 92626                                                                         [X] 10A. MOD OF CONTRACT/ORDER NO.
                                                                                                   DAAD17-01-D-0006-0002
                                                                                                 -----------------------------------
                                                                                               [X] 10B. DATED (SEE ITEM 13)
-----------------------------------------------------------------------------------------------    21-May-2002
CODE 54266                                  FACILITY CODE
------------------------------------------------------------------------------------------------------------------------------------
                                            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
------------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitations is amended as set forth in item 14.
    The hour and date specified for receipt of offer                                             [ ] is extended [ ] is not extended
    Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by use of the following methods:
    (a) By completing Items 8 and 15, and returning   __________ copies of the amendment; (b) By acknowledging
    receipt of this amendment on each copy of the offer submitted;
    or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.
    FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO
    THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
------------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
    See schedule
------------------------------------------------------------------------------------------------------------------------------------
                                            13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                                IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
------------------------------------------------------------------------------------------------------------------------------------
[ ] A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
       CONTRACT ORDER NO. IN ITEM 10A.
------------------------------------------------------------------------------------------------------------------------------------
[ ] B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc,) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)
------------------------------------------------------------------------------------------------------------------------------------
[X] C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
    52.232.20 Limitation of Funds
------------------------------------------------------------------------------------------------------------------------------------
[ ] D. OTHER (Specify type of modification and authority)

------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT     Contractor [X]  is not, [ ] is required to sign this document and return   _______ copies to the issuing office.
------------------------------------------------------------------------------------------------------------------------------------
14 DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
 The purpose of this modification is to incrementally fund Task Order DAAD17-01-D-0006-0002 in the amount of $3,635,560.00.


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
------------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)                   16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     John C. Carson, President                                  LEE A. HESS/CONTRACTING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                     15C. DATE SIGNED    16B. UNITED STATES OF AMERICA    16C. DATE SIGNED
     Irvine Sensors Corporation                  6/13/02
     /s/ John C. Carson                                              BY /s/ Lee A. Hess              13-Jun-2002
     ---------------------------------------                         -------------------------
     (Signature of person authorized to sign)                        (Signature of contracting officer)
------------------------------------------------------------------------------------------------------------------------------------
EXCEPTION TO SF 30                                             30-105-04                         STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84                                                                           Prescribed by GSA
                                                                                                 FAR (48 CFR) 53.243

                                                                DAAD17-01-D-0006
                                                                            0002
                                                                     Page 2 of 3

SECTION  SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

Changes in Section B

     SUB-CLIN 000101 was added.

ITEM NO         SUPPLIES/SERVICES         QUANTITY      UNIT             UNIT PRICE             AMOUNT
000101                                                                                       $                      $
                Incremental Funding $3M
                CPFF


                                                                      ESTIMATED COST         $                   0.00
                                                                           FIXED FEE         $
                                                                                             ------------------------
                                                                TOTAL EST COST + FEE         $
                ACRN AB Funded Amount                                                        $           3,000,000.00

     SUB-CLIN 000102 was added.

ITEM NO         SUPPLIES/SERVICES         QUANTITY      UNIT             UNIT PRICE             AMOUNT
000102                                                                                       $                      $
                Incremental Funding $635,560.00
                CPFF


                                                                      ESTIMATED COST         $                   0.00
                                                                           FIXED FEE         $
                                                                                             ------------------------
                                                                TOTAL EST COST + FEE         $
                ACRN AC Funded Amount                                                        $             635,560.00

                                                                DAAD17-01-D-0006
                                                                            0002
                                                                     Page 3 of 3

Changes in Section G

Summary for the Payment Office

As a result of this modification, the total funded amount of the contract is increased by $3,635,560.00 from $635,560.00 to $4,271,120.00

SUB-CLIN :000101
AB: 212204000000RPARG063300553G00255YANSS00W71B7J2162H0212N10RRS18129
000000000000 is increased by $3,000,000.00 from $0.00 to $3,000,000.00

SUB-CLIN :000102
AC: 972040013010RPARG02J30M202000255YANSS00W71B7J2162H2422N1GRRS18129
000000000000 is increased by $635,560.00 from $0.00 to $635,560.00